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                               The Munder Funds
                        Supplement Dated March 23, 2000
                     to Prospectus Dated October 26, 1999
                              Class Y Shares of:

    Munder Balanced Fund, Munder Focus Growth Fund (formerly Munder Equity Selection Fund), Munder Equity Income Fund (formerly Munder Growth & Income
Fund), Munder Future Technology Fund, Munder Growth Opportunities Fund, Munder International Equity Fund, Munder Micro-Cap Equity Fund, Munder Multi-Season
  Growth Fund, Munder NetNet Fund, Munder Real Estate Equity Investment Fund, Munder Small-Cap Value Fund, Munder Small Company Growth Fund, Munder Value
   Fund, Munder Framlington Emerging Markets Fund, Munder Framlington Global
      Financial Services Fund, Munder Framlington Healthcare Fund, Munder Framlington International Growth Fund, Munder Bond Fund, Munder Intermediate
Bond Fund, Munder International Bond Fund, Munder U.S. Government Income Fund, Munder Michigan Tax-Free Bond Fund, Munder Tax-Free Bond Fund, Munder Tax-Free
  Short-Intermediate Bond Fund, Munder Short Term Treasury Fund, Munder Cash Investment Fund, Munder Money Market Fund, Munder Tax-Free Money Market Fund
                  and Munder U.S. Treasury Money Market Fund

                            CLOSING OF NETNET FUND

   The Board of Directors of the NetNet Fund has determined that it is in the best interest of shareholders to close the Fund to new accounts. Accordingly, as of April 17, 2000, the NetNet Fund will only accept orders for the additional purchase of Fund shares by shareholders into accounts with existing NetNet Fund positions.

SUPPROY32300